================================================================================

                                  ANNUAL REPORT
                                -----------------
                                December 31, 1999
                                -----------------


                                 The Value Line
                                   Fund, Inc.


                                     [LOGO]
                                -----------------
                                   VALUE LINE
                                     No-Load
                                     Mutual
                                      Funds

The Value Line Fund, Inc.



                                                               To Our Value Line
--------------------------------------------------------------------------------

To Our Shareholders:

We are pleased to report that the Value Line Fund completed an excellent six- and twelve-month performance record December 31, 1999. For the full year, the Fund beat the benchmark Standard & Poor's 500 Index by more than five full percentage points; during the second half, we outperformed by about four and one-half percentage points. (Returns for both the Fund and the index include reinvested dividends.) The actual performance record is as follows:

                                                      Value
                                                    Line Fund            S&P 500
                                                    ---------            -------
Second half ............................              12.26%               7.71%
Full year ..............................              26.74               21.04

In our last semiannual report to shareholders, covering the first six months of 1999, we discussed the "cyclical rotation" that took place in the spring, whereby smaller-capitalization stocks and those of cyclical or commodity-based companies commanded investors' focus at the expense of larger-cap growth stocks. While this hurt the Fund's performance from roughly late March to the middle of June, marketplace conditions began to turn around during the summer. By the time crisp autumn air settled in, growth equities had resumed their historic market dominance, leading to a powerful rally into the end of 1999.

One factor that momentarily distracted investors last fall was the series of interest-rate hikes, including both market-induced increases in long-term rates and a suite of three short-term rate hikes orchestrated by the Federal Open Market Committee. It's worth noting, however, that the Fed had lowered rates by three-quarters of a percentage point back during the global economic collapse in the fall 1998, so that its tighter 1999 monetary policy only returned the Federal Funds and Discount Rate environment to the levels in place during the summer of 1998.

It is difficult to gauge the Federal Reserve's monetary posture in the opening months of 2000. On the one hand, the fourth quarter of 1999 saw Gross Domestic Product expand at a good clip, following a solid third-quarter showing. Accelerating GDP growth may well prompt the Fed to put on the monetary brakes throughout the spring, in order to keep the economy from overheating. On the other hand, part of the economic expansion during last year's second half was prompted by inventory stocking in advance of the Y2K event, and now that Y2K has come and gone those inventories must be worked down, causing weaker-than-trendline economic growth. (For further details, see our Economic Observations below.)

In any case, we remain convinced that a diversified portfolio of high-quality growth stocks, especially those identified by the Value Line Timeliness Ranking System, will continue to deliver superior long-term returns to investors, despite short-term volatility. We appreciate your continued confidence in Value Line, and wish you the best for the new year.

                                   Sincerely,

                                   /s/ Jean Bernhard Buttner

                                   Jean Bernhard Buttner
                                   Chairman and President


January 20, 2000

--------------------------------------------------------------------------------
2

                                                       The Value Line Fund, Inc.


Fund Shareholders
--------------------------------------------------------------------------------

Economic Observations

The American economy continues to perform well as we proceed through the first quarter of 2000. Evidence of this healthy level of business activity can be found in the strong pace of manufacturing, the acceleration in job growth, and the generally solid performances by the auto, housing, and retail sectors. Overall, we estimate that GDP growth will average 3.0%-3.5% for the year as a whole, making 2000 the tenth year in a row of sustained economic growth in this country.

Inflationary pressures, meanwhile, continue to be held largely at bay, in spite of a tightening labor market and a further recent rise in energy prices, with strong increases in productivity and ongoing technological innovations being at least partially responsible for this comparative pricing stability. Nevertheless, a gradual uptrend in cost pressures does seem likely over the next several quarters. The Federal Reserve, taking note of this somewhat higher expense structure, is likely to chart a modestly more restrictive monetary course in the months ahead, with additional, albeit rather modest, interest rate increases being quite possible.

*Performance Data:
                                                                    Growth of
                                                       Average      an Assumed
                                                        Annual     Investment of
                                                     Total Return     $10,000
                                                     ------------  -------------
 1 year ended 12/31/99 ......................           26.74%        $12,674
 5 years ended 12/31/99  ....................           24.57%        $29,996
10 years ended 12/31/99  ....................           16.82%        $47,336

* The performance data quoted represent past performance and are no guarantee of future performance. The average annual total returns and growth of an assumed investment of $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost.


--------------------------------------------------------------------------------

The Value Line Fund, Inc.


             COMPARISON OF A CHANGE IN VALUE OF A $10,000 INVESTMENT
                             IN THE VALUE LINE FUND
                          AND THE S&P 500 STOCK INDEX*


                            (From 1/1/90 to 12/31/99)


 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]


                         The Value Line Fund            S&P 500 Index
                         -------------------            -------------

1/1/90                         $10,000                     $10,000
3/90                           $9,761                      $9,699
6/90                           $10,655                     $10,308
9/90                           $9,094                      $8,893
12/31/90                       $9,924                      $9,689
3/91                           $11,797                     $11,094
6/91                           $11,555                     $11,068
9/91                           $12,650                     $11,658
12/31/91                       $14,772                     $12,635
3/92                           $13,893                     $12,316
6/92                           $13,016                     $12,550
9/92                           $14,013                     $12,946
12/31/92                       $15,465                     $13,596
3/93                           $15,776                     $14,189
6/93                           $16,331                     $14,257
9/93                           $17,023                     $14,624
12/31/93                       $16,520                     $14,963
3/94                           $15,808                     $14,397
6/94                           $14,921                     $14,457
9/94                           $15,891                     $15,163
12/31/94                       $15,781                     $15,160
3/95                           $17,188                     $16,634
6/95                           $18,400                     $18,220
9/95                           $20,242                     $19,667
12/31/95                       $20,849                     $20,850
3/96                           $22,647                     $21,969
6/96                           $23,877                     $22,954
9/96                           $24,860                     $23,663
12/31/96                       $25,546                     $25,634
3/97                           $24,836                     $26,323
6/97                           $28,562                     $30,915
9/97                           $31,817                     $33,229
12/31/97                       $31,061                     $34,183
3/98                           $33,839                     $38,948
6/98                           $34,717                     $40,234
9/98                           $30,150                     $36,239
12/31/98                       $37,352                     $43,951
3/99                           $40,997                     $46,140
6/99                           $42,167                     $49,392
9/99                           $40,304                     $46,310
12/31/99                       $47,336                     $53,198

                           (From 1/1/90 to 12/31/99)

* The Standard & Poor's 500 Index (S&P 500 Index) is an unmanaged index that is representative of the larger-capitalization stocks traded in the United States.

The return for the index does not reflect expenses which are deducted from the Fund's returns.


--------------------------------------------------------------------------------
4

                                                       The Value Line Fund, Inc.


Portfolio Highlights at December 31, 1999 (unaudited)
--------------------------------------------------------------------------------

Ten Largest Holdings

                                                           Value         Percentage of
Issue                                         Shares  (in thousands)      Net Assets
--------------------------------------------------------------------------------------
EMC Corp. ..............................     175,000      $19,119            3.9%
Cisco Systems, Inc. ....................     165,000       17,675            3.6
QUALCOMM Inc. ..........................     100,000       17,612            3.6
Omnicom Group, Inc. ....................     175,000       17,500            3.5
America Online, Inc. ...................     200,000       15,088            3.0
Dell Computer Corp. ....................     255,000       13,005            2.6
Dayton Hudson Corp. ....................     160,000       11,750            2.4
Amgen Inc. .............................     190,000       11,412            2.3
Tellabs, Inc. ..........................     175,000       11,233            2.3
American International Group, Inc. .....     100,000       10,813            2.2

Five Largest Industry Categories


                                                           Value      Percentage of
Industry                                              (in thousands)   Net Assets
--------------------------------------------------------------------------------------
Computer & Peripherals .........................          $56,711          11.5%
Telecommunications Equipment ...................           46,994           9.5
Retail-Special Lines ...........................           45,748           9.2
Drug ...........................................           37,325           7.5
Retail Store ...................................           29,765           6.0

Five Largest Net Security Purchases*

                                                                           Cost
Issue                                                                 (in thousands)
--------------------------------------------------------------------------------------
Tiffany & Co. .............................................               $4,573
Time Warner, Inc. .........................................                4,305
Nike, Inc. Class "B" ......................................                4,036
Adobe Systems, Inc. .......................................                4,000
CVS Corp. .................................................                3,994

Five Largest Net Security Sales*
                                                                    Proceeds
Issue                                                            (in thousands)
--------------------------------------------------------------------------------------
EMC Corp. ....................................................      $ 9,789
Vodafone AirTouch PLC (ADR) ..................................        9,134
Cisco Systems, Inc. ..........................................        5,585
Ingersoll-Rand Co. ...........................................        4,588
Centex Corp. .................................................        3,947

*    For the six month period ended 12/31/99


--------------------------------------------------------------------------------
4

The Value Line Fund, Inc.

Schedule of Investments
--------------------------------------------------------------------------------
                                                                       Value
    Shares                                                        (in thousands)
--------------------------------------------------------------------------------

 COMMON STOCKS (95.9%)

               ADVERTISING (3.5%)
      175,000  Omnicom Group, Inc..................................   $ 17,500

               BANK (2.2%)
       27,000  Chase Manhattan Corp................................      2,097
       60,000  State Street Corp...................................      4,384
       75,000  Zions Bancorporation................................      4,439
                                                                      --------
                                                                        10,920

               BANK-MIDWEST (2.0%)
       90,000  Fifth Third Bancorp.................................      6,604
      145,000  Firstar Corp........................................      3,063
                                                                      --------
                                                                         9,667

               COMPUTER AND
                 PERIPHERALS (11.5%)
      165,000  Cisco Systems, Inc.*................................     17,675
      255,000  Dell Computer Corp.*................................     13,005
      175,000  EMC Corp.*..........................................     19,119
       64,000  International Business
                 Machines Corp.....................................      6,912
                                                                      --------
                                                                        56,711

               COMPUTER SOFTWARE &
                 SERVICES (4.2%)
       60,000  Adobe Systems, Inc..................................      4,035
      120,000  Computer Associates
                 International, Inc................................      8,393
       70,000  Microsoft Corp.*....................................      8,172
                                                                      --------
                                                                        20,600

               DIVERSIFIED
                 COMPANIES (2.2%)
      120,000  Honeywell International Inc.........................      6,923
      100,000  Tyco International, Ltd.............................      3,887
                                                                      --------
                                                                        10,810

               DRUG (7.5%)
      190,000  Amgen Inc.*.........................................     11,412
       90,000  Biogen, Inc.*.......................................      7,605
      105,000  Lilly (Eli) & Co....................................      6,982
       46,000  Merck & Co., Inc....................................      3,085
      150,000  Pfizer, Inc.........................................      4,866
       80,000  Schering-Plough Corp................................      3,375
                                                                      --------
                                                                        37,325

               DRUGSTORE (0.8%)
      100,000  CVS Corp............................................      3,994

               ELECTRIC UTILITY-
                 CENTRAL (1.5%)
      100,000  AES Corp.*..........................................      7,475

               ELECTRICAL
                 EQUIPMENT (1.6%)
       50,000  General Electric Co.................................      7,738

               ENTERTAINMENT (2.8%)
      100,000  Clear Channel
                 Communications, Inc.*.............................      8,925
       70,000  Time Warner, Inc....................................      5,071
                                                                      --------
                                                                        13,996

               FINANCIAL SERVICES-
                 DIVERSIFIED (5.2%)
       40,000  American Express Co.................................      6,650
      100,000  American International
                 Group, Inc........................................     10,813
      150,000  Citigroup Inc.......................................      8,334
                                                                      --------
                                                                        25,797

               GROCERY (0.8%)
      115,000  Safeway Inc.*.......................................      4,090

               HOTEL/GAMING (0.7%)
      165,000  Mandalay Resort Group*..............................      3,321


-------------------------------------------------------------------------------
6

                                                       The Value Line Fund, Inc.

                                                               December 31, 1999
--------------------------------------------------------------------------------
                                                                       Value
 Shares                                                           (in thousands)
--------------------------------------------------------------------------------

          HOUSEHOLD
            PRODUCTS (0.9%)
  40,000  Procter & Gamble Co......................................    $ 4,382

          INTERNET (3.0%)
 200,000  America Online, Inc.*....................................     15,088

          MEDICAL SUPPLIES (3.6%)
 140,000  Guidant Corp.*...........................................      6,580
  40,000  Johnson & Johnson........................................      3,725
 100,000  Medtronic, Inc...........................................      3,644
  70,000  VISX, Inc.*..............................................      3,622
                                                                      --------
                                                                        17,571

          OFFICE EQUIPMENT &
            SUPPLIES (1.4%)
 340,000  Staples, Inc.*...........................................      7,055

          RECREATION (4.1%)
  72,000  Carnival Corp............................................      3,443
  85,000  Electronic Arts Inc.*....................................      7,140
 100,000  Harley-Davidson, Inc.....................................      6,406
  72,000  Royal Caribbean Cruises, Ltd.............................      3,550
                                                                      --------
                                                                        20,539

          RETAIL BUILDING
            SUPPLY (2.0%)
  90,000  Home Depot, Inc. (The)...................................      6,171
  60,000  Lowe's Companies, Inc....................................      3,585
                                                                      --------
                                                                         9,756

          RETAIL-SPECIAL LINES (9.2%)
 100,000  Abercrombie & Fitch Co.
            Class "A"*.............................................      2,669
 125,000  Bed Bath & Beyond Inc.*..................................      4,344
  80,000  Best Buy Co., Inc.*......................................      4,015
  55,000  Circuit City Stores-
            Circuit City Group.....................................      2,478
 146,250  Gap, Inc. (The)..........................................      6,728
  80,000  Intimate Brands Inc.
            Class "A"..............................................      3,450
 200,000  Tandy Corp...............................................      9,837
  70,000  Tiffany & Co.............................................      6,247
 130,000  Williams-Sonoma, Inc.*...................................      5,980
                                                                      --------
                                                                        45,748

          RETAIL STORE (6.0%)
  62,000  Costco Wholesale Corp.*..................................      5,658
 160,000  Dayton Hudson Corp.......................................     11,750
  85,000  Kohl's Corp.*............................................      6,136
  90,000  Wal-Mart Stores, Inc.....................................      6,221
                                                                      --------
                                                                        29,765

          SECURITIES
            BROKERAGE (1.7%)
 225,000  Schwab (Charles) Corp....................................      8,634

          SEMICONDUCTOR (2.7%)
  90,000  Intel Corp...............................................      7,408
  36,000  PMC-Sierra, Inc.*........................................      5,771
                                                                      --------
                                                                        13,179

          SEMICONDUCTOR CAPITAL
            EQUIPMENT (1.5%)
  65,000  Altera Corp.*............................................      3,222
  35,000  Applied Materials, Inc.*.................................      4,434
                                                                      --------
                                                                         7,656

          SHOE (0.8%)
  80,000  Nike, Inc. Class "B".....................................      3,965

          TELECOMMUNICATIONS
            EQUIPMENT (9.5%)
  80,000  ADC Telecommunications,
            Inc.*..................................................      5,805
 200,000  Loral Space &
            Communications Ltd.*...................................      4,863
 100,000  Lucent Technologies Inc..................................      7,481
 100,000  QUALCOMM Inc.*...........................................     17,612
 175,000  Tellabs, Inc.*...........................................     11,233
                                                                      --------
                                                                        46,994


--------------------------------------------------------------------------------

The Value Line Fund, Inc.

Schedule of Investments                                        December 31, 1999
--------------------------------------------------------------------------------
                                                                       Value
 Shares                                                           (in thousands)
--------------------------------------------------------------------------------

          TELECOMMUNICATION
            SERVICES (1.6%)
 150,000  MCI WorldCom, Inc.*......................................    $ 7,959

          THRIFT (1.4%)
  58,500  Federal Home Loan
            Mortgage Corp..........................................      2,753
  67,000  Federal National
            Mortgage Association...................................      4,183
                                                                      --------
                                                                         6,936
                                                                      --------

          TOTAL COMMON STOCKS
          AND TOTAL INVESTMENT SECURITIES (95.9%)
          (Cost $235,065,000) .....................................    475,171
                                                                      --------

                                                                        Value
   Principal                                                       (in thousands
    Amounts                                                         except per
(in thousands)                                                     share amount)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT (3.9%)
(including accrued interest)
$19,500        Collateralized by $19,405,000
                 U.S. Treasury Notes 6 1/2%,
                 due 8/31/01, with a value of
                 $19,903,000 (with Banc
                 One Capital Markets, Inc.
                 2.65%, dated 12/31/99,
                 due 1/3/00, delivery value
                 of $19,504,000)...................................   $ 19,501

CASH AND OTHER ASSETS IN
EXCESS OF LIABILITIES (0.2%) ......................................        793
                                                                      --------
NET ASSETS (100%) .................................................   $495,465
                                                                      ========

NET ASSET VALUE, OFFERING
AND REDEMPTION PRICE PER
OUTSTANDING SHARE
($495,465,407 / 18,874,930 shares of
capital stock outstanding) ........................................    $ 26.25
                                                                      ========

*    Non-income producing.


See Notes to Financial Statements


--------------------------------------------------------------------------------
8

                                                       The Value Line Fund, Inc.


Statement of Assets
and Liabilities at December 31, 1999
--------------------------------------------------------------------------------
                                                                 (In thousands
                                                                except per share
                                                                      amount)
                                                                ----------------
Assets:
Investment securities, at value
  (Cost--$235,065) ................................................   $475,171
Repurchase agreement
  (Cost--$19,501) .................................................     19,501
Cash ..............................................................         77
Receivable for capital shares sold ................................        999
Dividends receivable ..............................................        158
Prepaid insurance expense .........................................          8
                                                                      --------
      Total Assets ................................................    495,914
                                                                      --------
Liabilities:
Payable for capital shares repurchased ............................        113
Accrued expenses:
  Advisory fee ....................................................        270
  Other ...........................................................         66
 ..................................................................   --------
      Total Liabilities ...........................................        449
                                                                      --------
Net Assets ........................................................   $495,465
                                                                      --------
Net Assets consist of:
Capital stock, at $1.00 par value
  (authorized 50,000,000, outstanding
  18,874,930 shares) ..............................................   $ 18,875
Additional paid-in capital ........................................    227,402
Undistributed net realized gain on
  investments .....................................................      9,082
Net unrealized appreciation of
  investments .....................................................    240,106
                                                                      --------
Net Assets ........................................................   $495,465
                                                                      ========
Net Asset Value, Offering and
  Redemption Price per
  Outstanding Share
  ($495,465,407/18,874,930
  shares outstanding) .............................................   $ 26.25
                                                                      ========


Statement of Operations
for the Year Ended December 31, 1999
--------------------------------------------------------------------------------
                                                                  (In thousands)
                                                                  --------------
Investment Income:
Dividends .........................................................    $ 1,914
Interest ..........................................................      1,063
                                                                      --------
    Total Income ..................................................      2,977
                                                                      --------
Expenses:
Advisory fee ......................................................      2,954
Transfer agent fees ...............................................        172
Custodian fees ....................................................         50
Printing...........................................................         48
Auditing and legal fees ...........................................         38
Postage ...........................................................         35
Telephone..........................................................         30
Registration and filing fees ......................................         24
Directors' fees and expenses ......................................         14
Insurance, dues and other .........................................         12
                                                                      --------
    Total Expenses Before
      Custody Credits .............................................      3,377
    Less: Custody Credits .........................................         (3)
                                                                      --------
    Net Expenses ..................................................      3,374
                                                                      --------
Net Investment Loss ...............................................       (397)
                                                                      --------
Net Realized and Unrealized Gain
  on Investments:
    Net Realized Gain .............................................     42,895
    Change in Net Unrealized
      Appreciation ................................................     66,475
                                                                      --------
Net Realized Gain and Change in
  Net Unrealized Appreciation
  on Investments ..................................................    109,370
                                                                      --------
Net Increase in Net Assets
  from Operations .................................................   $108,973
                                                                      ========

See Notes to Financial Statements.


--------------------------------------------------------------------------------

The Value Line Fund, Inc.

Statement of Changes in Net Assets
for the Years Ended December 31, 1999 and 1998
--------------------------------------------------------------------------------

                                                                                   1999                  1998
                                                                                --------------------------------
                                                                                         (In thousands)
Operations:
  Net investment (loss) income ....................................             $    (397)             $     612
  Net realized gain on investments ................................                42,895                 13,338
  Change in net unrealized appreciation ...........................                66,475                 58,617
                                                                                --------------------------------
  Net increase in net assets from operations ......................               108,973                 72,567
                                                                                --------------------------------

Distributions to Shareholders:
  Net investment income ...........................................                    --                   (646)
  Net realized gain from investment transactions ..................               (41,730)                (8,809)
                                                                                --------------------------------
  Total distributions .............................................               (41,730)                (9,455)
                                                                                --------------------------------

Capital Share Transactions:
  Proceeds from sale of shares ....................................               505,761                107,298
  Proceeds from reinvestment of distributions to shareholders .....                39,058                  8,871
  Cost of shares repurchased ......................................              (535,036)              (143,273)
                                                                                --------------------------------
  Net increase (decrease) from capital share transactions .........                 9,783                (27,104)
                                                                                --------------------------------
Total Increase in Net Assets ......................................                77,026                 36,008

Net Assets:
  Beginning of year ...............................................               418,439                382,431
                                                                                --------------------------------
  End of year .....................................................             $ 495,465              $ 418,439
                                                                                ================================


See Notes to Financial Statements.


--------------------------------------------------------------------------------
10

The Value Line Fund, Inc.


Notes to Financial Statements                                  December 31, 1999
--------------------------------------------------------------------------------

1.   Significant Accounting Policies

The Value Line  Fund,  Inc.  (the  "Fund") is  registered  under the  Investment
Company Act of 1940, as amended, as a diversified, open-end management investment company whose primary investment objective is long-term growth of capital.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

(A) Security Valuation. Securities listed on a securities exchange and over-the-counter securities traded on the NASDAQ national market are valued at the closing sales prices on the date as of which the net asset value is being determined. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Securities for which market quotations are not readily available or that are not readily marketable and all other assets of the Fund are valued at fair value as the Board of Directors may determine in good faith. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates market value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost.

(B) Repurchase Agreements. In connection with transactions in repurchase agreements, the Fund's custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

(C) Federal Income Taxes. It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, including the distribution requirements of the Tax Reform Act of 1986, and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax or excise tax provision is required.

(D) Security Transactions and Distributions. Security transactions are accounted for on the date the securities are purchased or sold. Interest income is accrued as earned. Realized gains and losses on sales of securities are calculated for financial accounting and federal income tax purposes on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

(E) Amortization. Discounts on debt securities are amortized to interest income over the life of the security with a corresponding increase to the security's cost basis; premiums on debt securities are not amortized.


--------------------------------------------------------------------------------

The Value Line Fund, Inc.

Notes to Financial Statements

--------------------------------------------------------------------------------

2.   Capital Share Transactions, Dividends and Distributions to Shareholders

Transactions in capital stock were as follows (in thousands except per share amounts):

                                                  Year Ended     Year Ended
                                                 December 31,    December 31,
                                                     1999           1998
                                                 ----------------------------

Shares sold ...............................         20,467          5,360
Shares issued to shareholders
  in reinvestment
  distributions ...........................          1,549            411
                                                    ---------------------
                                                    22,016          5,771
Shares repurchased ........................         21,616          7,124
                                                    ---------------------
Net  increase (decrease) ..................            400         (1,353)
                                                    =====================
Dividends per share .......................         $--            $  .03
                                                    =====================
Distributions per share from
  net realized gains ......................         $2.358         $ .491
                                                    =====================


3.   Purchases and Sales of Securities

Purchases and sales of investment securities, excluding short-term securities, were as follows:

                                                   Year Ended
                                                  December 31,
                                                      1999
                                                  ------------
                                                 (in thousands)
PURCHASES:
Investment Securities .....................         $153,630
                                                    ========
SALES:
Investment Securities .....................         $189,732
                                                    ========

At December 31, 1999, the aggregate cost of investment securities and repurchase agreement for federal income tax purposes was $254,566,000. The aggregate appreciation and depreciation of investments at December 31, 1999, based on a comparison of investment values and their costs for federal income tax purposes was $242,042,000 and $1,936,000, respectively, resulting in a net appreciation of $240,106,000.

Permanent book-tax differences relating to shareholder distributions are reclassified within the composition of net asset accounts. In the current year the Fund reclassified $397,000 from accumulated net investment loss to additional paid-in capital. Net investment loss, net realized gain, and net assets were not affected by this reclassification.

4.   Investment  Advisory  Contract,   Management  Fees  and  Transactions  With
     Affiliates

An advisory fee of $2,954,000 was paid or payable to Value Line, Inc., the Fund's investment adviser, (the "Adviser") for the year ended December 31, 1999. This was computed at the annual rate of .70% of the first $100 million of the average daily net assets of the Fund during the year plus .65% on the excess thereof, and paid monthly. The Adviser provides research, investment programs, supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund's Board of Directors, to act as officers and employees of the Fund and pays their salaries and wages. The Fund bears all other costs and expenses.


--------------------------------------------------------------------------------
12

                                                       The Value Line Fund, Inc.

                                                               December 31, 1999
--------------------------------------------------------------------------------

Certain officers and directors of the Adviser and its wholly owned subsidiary, Value Line Securities, Inc. (the Fund's distributor and a registered broker/dealer), are also officers and a director of the Fund. During the year ended December 31, 1999, the Fund paid brokerage commissions totaling $184,866 to the distributor, which clears its transactions through unaffiliated brokers.

The Adviser and/or affiliated companies and the Value Line, Inc. Profit Sharing and Savings Plan at December 31, 1999 owned 926,003 shares of the Fund's capital stock, representing 4.9% of the outstanding shares. In addition, certain officers and directors of the Fund owned 177,947 shares of the Fund, representing 0.94% of the outstanding shares.

5.   Subsequent Events

Effective January 1, 2000 the Fund's dividend policy changed from quarterly payments to annual.


--------------------------------------------------------------------------------

The Value Line Fund, Inc.

Financial Highlights
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding throughout each year:

                                                               Years Ended December 31,
                                              -------------------------------------------------------------------------------

                                                 1999             1998             1997              1996            1995
                                              -------------------------------------------------------------------------------
Net asset value, beginning of year ........   $   22.65        $    19.29        $   19.29        $   17.63        $    14.36
                                              -------------------------------------------------------------------------------
  Income (loss) from investment operations:
    Net investment income (loss) ..........        (.02)              .03              .14              .11               .12
    Net gains or losses on securities
      (both realized and unrealized) ......        5.98              3.85             3.79             3.88              4.47
                                              -------------------------------------------------------------------------------
  Total from investment operations ........        5.96              3.88             3.93             3.99              4.59
                                              -------------------------------------------------------------------------------

Less distributions:
  Dividends from net investment income ....          --              (.03)            (.14)            (.11)             (.12)
  Distributions from net realized gains ...       (2.36)             (.49)           (3.79)           (2.22)            (1.20)
                                              -------------------------------------------------------------------------------
  Total distributions .....................       (2.36)             (.52)           (3.93)           (2.33)            (1.32)
                                              -------------------------------------------------------------------------------
Net asset value, end of year ..............   $   26.25        $    22.65        $   19.29        $   19.29        $    17.63
                                              ===============================================================================
Total return ..............................       26.74%            20.25%           21.59%           22.52%            32.12%
                                              ===============================================================================

Ratios/Supplemental Data:
Net assets, end of year (in thousands) ....   $ 495,465        $  418,439        $ 382,431        $ 348,871        $  317,569
Ratio of expenses to average net assets ...         .76%(2)           .77%(1)          .78%(1)          .80%(1)           .83%
Ratio of net investment income (loss) to
  average net assets ......................        (.09%)             .16%             .63%             .55%              .73%
Portfolio turnover rate ...................          36%               98%              68%              54%               78%


(1)  Before offset of custody credits.

(2) Ratio reflects expenses grossed up for custody credit arrangement. The ratio of expenses to average net assets net of custody credits would not have changed.


See Notes to Financial Statements.


--------------------------------------------------------------------------------
14

The Value Line Fund, Inc.

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of The Value Line Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Value Line Fund, Inc. (the "Fund") at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP
New York, New York


February 11, 2000


--------------------------------------------------------------------------------

The Value Line Fund, Inc.


                         The Value Line Family of Funds
--------------------------------------------------------------------------------

1950--The Value Line Fund seeks long-term growth of capital. Current income is a secondary objective.

1952--Value Line Income and Growth Fund's primary investment objective is income, as high and dependable as is consistent with reasonable risk. Capital growth to increase total return is a secondary objective.

1956--The Value Line Special Situations Fund seeks long-term growth of capital. No consideration is given to current income in the choice of investments.

1972--Value Line Leveraged Growth Investors' sole investment objective is to realize capital growth.

1979--The Value Line Cash Fund, a money market fund, seeks to secure as high a level of current income as is consistent with maintaining liquidity and preserving capital.

1981--Value Line U.S. Government Securities Fund seeks maximum income without undue risk to capital. Under normal conditions, at least 80% of the value of its net assets will be invested in securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities.

1983--Value Line Centurion Fund* seeks long-term growth of capital.

1984--The Value Line Tax Exempt Fund seeks to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. The Fund offers investors a choice of two portfolios: The Money Market Portfolio and The National Bond Portfolio.

1985--Value Line Convertible Fund seeks high current income together with capital appreciation primarily from convertible securities ranked 1 or 2 for year-ahead performance by the Value Line Convertible Ranking System.

1986--Value Line Aggressive Income Trust seeks to maximize current income.

1987--Value Line New York Tax Exempt Trust seeks to provide New York taxpayers with the maximum income exempt from New York State, New York City and federal income taxes while avoiding undue risk to principal.

1987--Value Line Strategic Asset Management Trust* seeks to achive a high total investment return consistent with reasonable risk.

1993--Value Line Emerging Opportunities Fund invests primarily in common stocks or securities convertible into common stock, with its primary objective being long-term growth of capital.

1993--Value Line Asset Allocation Fund seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds and money market instruments utilizing quantitative modeling to determine the asset mix.

1995--Value Line U.S. Multinational Company Fund's investment objective is maximum total return. It invests primarily in securities of U.S. companies that have significant sales from international operations.

* Only available through the purchase of Guardian Investor, a tax deferred variable annuity, or ValuePlus, a variable life insurance policy.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from Value Line Securities, Inc., 220 East 42nd Street, New York, New York 10017-5891 or call 1-800-223-0818, 24 hours a day, 7 days a week, or visit us at www.valueline.com. Read the prospectus carefully before you invest or send money.

INVESTMENT ADVISER    Value Line, Inc.
                      220 East 42nd Street
                      New York, NY 10017-5891

DISTRIBUTOR           Value Line Securities, Inc.
                      220 East 42nd Street
                      New York, NY 10017-5891

CUSTODIAN BANK        State Street Bank and Trust Co.
                      225 Franklin Street
                      Boston, MA 02110

SHAREHOLDER           State Street Bank and Trust Co.
SERVICING AGENT       c/o NFDS
                      P.O. Box 219729
                      Kansas City, MO 64121-9729

INDEPENDENT           PricewaterhouseCoopers LLP
ACCOUNTANTS           1177 Avenue of the Americas
                      New York, NY 10036

LEGAL COUNSEL         Peter D. Lowenstein, Esq.
                      Two Greenwich Plaza, Suite 100
                      Greenwich, CT 06830

Directors             Jean Bernhard Buttner
                      John W. Chandler
                      David H. Porter
                      Paul Craig Roberts
                      Nancy-Beth Sheerr

OFFICERS              Jean Bernhard Buttner
                      Chairman and President
                      Alan N. Hoffman
                      Vice President
                      Philip J. Orlando
                      Vice President
                      David T. Henigson
                      Vice President and
                      Secretary/Treasurer
                      Jack M. Houston
                      Assistant Secretary/Treasurer
                      Stephen La Rosa
                      Assistant Secretary/Treasurer



This report is issued for information of shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Fund (obtainable from the Distributor).


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